                                                                  EXECUTION COPY

                                    AMENDMENT



         AMENDMENT, dated as of December 9, 2002 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of August 22, 2001 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among ARMOR HOLDINGS, INC., as Borrower (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION, successor to First Union National Bank, as documentation agent (the "Documentation Agent"), SUNTRUST BANK, as co-agent (the "Co-Agent"), and BANC OF AMERICA SECURITIES LLC, as sole lead arranger and book manager (the "Lead Arranger").

                                    RECITALS

         WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement, as more fully set forth in this Amendment; and

         WHEREAS, the Required Lenders parties hereto are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Required Lenders parties hereto hereby agree as follows:

              1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

              2. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows:

              (a) Section 1.1 of the Existing Credit Agreement, Defined Terms, is hereby amended by deleting the definition of "Consolidated Fixed Charges" in its entirety and substituting in lieu thereof the following:

              "Consolidated Fixed Charges': for any period, the sum of, without duplication, (i) the amounts deducted for the cash portion of Consolidated Interest Expense in determining Consolidated Net Income for such period, (ii) the amount of scheduled payments of principal of Indebtedness during such period plus the non-interest portion of payments under Financing Leases during such period, (iii) the amount of cash income taxes paid, net of any tax cash refunds received, during such period, and (iv) Consolidated Capital Expenditures made during such period."




              (b) Section 1.1 of the Existing Credit Agreement, Defined Terms, is hereby amended by inserting, in the appropriate alphabetical order, the following new definitions:

              "December 2002 Amendment': that certain Amendment, dated as of December 9, 2002, to this Agreement."

              "December 2002 Amendment Effective Date': the "Amendment Effective Date", as defined in the December 2002 Amendment."

              (c) Section 10.8 of the Existing Credit Agreement, Limitation on Dividends, is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

              "10.8 Limitation on Dividends. Declare or pay any dividend
         (other than dividends payable solely in common stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "Restricted Payments"). Notwithstanding the foregoing, however, the Borrower may repurchase the Capital Stock of the Borrower pursuant to any currently existing or subsequently adopted stock repurchase program without any limitation, provided, that the ratio of Consolidated Total Indebtedness to Consolidated EBITDA as of the last day of any Rolling Period (calculated on a pro forma basis as if such repurchase of Capital Stock of the Borrower, and the incurrence of any Indebtedness by any Loan Party in connection therewith, had occurred immediately prior to such day) is less than 1.00 to 1. From and after the last day of any Rolling Period (beginning with the Rolling Period ended immediately prior to the December 2002 Amendment Effective Date) for which the ratio of Consolidated Total Indebtedness to Consolidated EBITDA as of the last day of any such Rolling Period (calculated on a pro forma basis as if such repurchase of Capital Stock of the Borrower, and the incurrence of any Indebtedness by any Loan Party in connection therewith, had occurred immediately prior to such day) is 1.00 to 1 or greater (such day, the "Limitation Date"), the Borrower shall be subject to a limitation of $15,000,000 in the aggregate for all such repurchases of Capital Stock (the "Limitation") from and after the Limitation Date. The Limitation described previously shall not be applicable during any subsequent Rolling Period in which the ratio described herein for such Rolling Period is less than 1.00 to 1. For any subsequent Rolling Period in which the ratio described herein for such Rolling Period is 1.00 to 1 or greater, the Limitation shall again be $15,000,000 in the aggregate from and after any such subsequent Rolling Period."

              3. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement and the other Loan

Documents are true and correct in all material respects as if made on and as of the date hereof and no Default or Event of Default has occurred and is continuing.

              4. Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the date of such effectiveness being referred to herein as the "Amendment Effective Date"):

              (a) the Administrative Agent shall have received satisfactory evidence that this Amendment has been duly executed and delivered by the Borrower and the Required Lenders; and

              (b) the Administrative Agent shall have received any other documents relating hereto that shall be reasonably requested by the Required Lenders or the Administrative Agent.

              5. No Other Amendments or Waivers. Except as expressly amended or consented to hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof.

              6. Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

              7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

              8. Expenses. The Borrower agrees to pay and reimburse the Required Lenders and the Administrative Agent for the out-of-pocket costs and expenses incurred by the Required Lenders and the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

              9. No Defenses, Release. None of the Borrower nor any other Loan Party has any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, or if any such Person does have any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, the same are hereby waived, relinquished and released in consideration of the execution and delivery of this Amendment by the Lenders parties hereto. By its execution hereof and in consideration of the mutual covenants contained herein and the accommodations granted to the Borrower hereunder, the Borrower on behalf of itself and the other Loan Parties expressly waives and releases any and all claims and causes of actions any of them may have, or allege to have (and all defenses which may arise out of any of the foregoing), whether known or unknown, against the Administrative Agent or any Lender or any of their Affiliates, employees, directors, officers, attorneys or agents, arising out of the credit relationship between the Borrower and the Lenders up to and including the date of this Amendment.

              10. Integration. This Amendment, the Credit Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in Credit Agreement or the other Loan Documents.

              11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                    ARMOR HOLDINGS, INC.



                                    By:
                                       -----------------------
                                    Name:
                                    Title:

                         BANK OF AMERICA, N.A., as Administrative Agent



                         By:
                            -----------------------------------
                         Name: Susan Ryan
                         Title: Senior Agency Officer


                         BANK OF AMERICA, N.A., as Lender and
                           Offshore Fronting Lender



                         By:
                            -----------------------------------
                         Name:  Brian K. Keeney
                         Title: Vice President

                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                       successor to FIRST UNION NATIONAL
                                       BANK, as Documentation Agent and
                                       as a Lender



                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:


                                     SUNTRUST BANK,
                                       as Co-Agent and as a Lender



                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:


                                     REPUBLIC BANK,
                                       as a Lender



                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:


                                     KEYBANK NATIONAL ASSOCIATION,
                                       as a Lender



                                     By:
                                        ---------------------------------
                                     Name:
                                     Title:

                                     ING CAPITAL LLC, formerly known as ING
                                     (U.S.) CAPITAL LLC,
                                     as a Lender



                                     By:
                                        ----------------------------------
                                     Name:
                                     Title:

                                     ACCEPTED AND AGREED BY THE
                                     UNDERSIGNED GUARANTORS:


                                     NIK PUBLIC SAFETY, INC.


                                     By:
                                        ---------------------------------
                                        Name:  Todd Smith
                                        Title: Secretary


                                     LOW VOLTAGE SYSTEMS TECHNOLOGY, INC.


                                     By:
                                        ---------------------------------
                                        Name:  Ronald S. Berger
                                        Title: President


                                     AMERICAN BODY ARMOR & EQUIPMENT, INC.


                                     By:
                                        ---------------------------------
                                        Name:  Todd Smith
                                        Title: Secretary


                                     DEFENSE TECHNOLOGY CORPORATION OF AMERICA


                                     By:
                                        ---------------------------------
                                        Name:  Todd Smith
                                        Title: Secretary

                                     PRO-TECH ARMORED PRODUCTS OF
                                       MASSACHUSETTS, INC.


                                     By:
                                        ---------------------------------
                                        Name:  Todd Smith
                                        Title: Secretary


                                     ARMOR HOLDINGS PROPERTIES, INC.


                                     By:
                                        ---------------------------------
                                        Name:  Robert R. Schiller
                                        Title: Vice President


                                     FEDERAL LABORATORIES, INC.


                                     By:
                                        ---------------------------------
                                        Name:  Todd Smith
                                        Title: Secretary


                                     THE PARVUS COMPANY


                                     By:
                                        ---------------------------------
                                        Name:  Bill Marshall
                                        Title: President


                                     THE PARVUS INTERNATIONAL
                                       INFORMATION COMPANY


                                     By:
                                        ---------------------------------
                                        Name:  Stephen Loffler
                                        Title: Chief Executive Officer

                                     THE PARVUS CRISIS MANAGEMENT CORPORATION


                                     By:
                                        ---------------------------------
                                        Name:  Stephen Loffler
                                        Title: Chief Executive Officer


                                     SAFARI LAND LTD. INC.


                                     By:
                                        ---------------------------------
                                        Name:  Todd Smith
                                        Title: Secretary